EXHIBIT 99.2

Third Quarter Results December 8, 2005

Forward Looking Statements THIS PRESENTATION CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS, AND BUSINESS OF THE COMPANY. THESE FORWARD LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES. OUR ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM THOSE PROJECTED IN THE FORWARD LOOKING STATEMENTS. FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS INCLUDE, AMONG OTHERS, THE FOLLOWING POSSIBILITIES: (1) COMPETITIVE PRESSURE IN THE COMPANY'S INDUSTRY; (2) FLUCTUATIONS IN THE PRICE OF STEEL, ALUMINUM AND OTHER RAW MATERIALS; (3) GENERAL ECONOMIC CONDITIONS ARE LESS FAVORABLE THAN EXPECTED; (4) THE COMPANY'S DEPENDENCE ON THE AUTOMOTIVE INDUSTRY (WHICH HAS HISTORICALLY BEEN CYCLICAL); (5) PRICING PRESSURE FROM AUTOMOTIVE INDUSTRY CUSTOMERS AND THE POTENTIAL FOR RE- SOURCING OF BUSINESS TO LOWER-COST PROVIDERS OVERSEAS; (6) CHANGES IN THE FINANCIAL MARKETS AFFECTING THE COMPANY'S FINANCIAL STRUCTURE AND THE COMPANY'S COST OF CAPITAL AND BORROWED MONEY; (7) THE UNCERTAINTIES INHERENT IN INTERNATIONAL OPERATIONS AND FOREIGN CURRENCY FLUCTUATIONS; AND (8) THE RISKS DESCRIBED IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THE FORWARD-LOOKING STATEMENTS. THE COMPANY HAS NO DUTY UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 TO UPDATE THE FORWARD LOOKING STATEMENTS IN THIS PRESENTATION AND THE COMPANY DOES NOT INTEND TO PROVIDE SUCH UPDATES.

Agenda Company Highlights & Strategy Curt Clawson, President, CEO & Chairman of the Board Financial Review and Outlook Jim Yost, Vice President of Finance & CFO

Company Overview

Never Compromise on Integrity, Safety, Quality or Customers BE A PREMIER AUTOMOTIVE SUPPLIER Be the lowest cost producer Have the best people in the industry Grow through maximizing our customer satisfaction Technology and Innovation Our Vision

Summary Improved performance in a challenging environment Higher earnings from operations Positive free cash flow Increased liquidity Continue to execute strategy Expanding internationally Restructuring North America Sold Commercial Highway Hub & Drum business and Cadillac, MI ductile iron foundry Diversifying customer base

Third Quarter Financial Results Sales of $604M - an increase of $58M or 11% Earnings from operations of $16.8M - an increase of $3.8M Positive free cash flow of $25M, excluding A/R Securitization (1) Working capital and asset sales were a source of cash during the third quarter Liquidity was $179M as of 10/31/2005 Established German accounts receivable purchase program in October providing €20M in liquidity (1) During the quarter the Company paid down $21M in securitization borrowings. Free cash flow after securitization was a positive $4.1M

Expanding Internationally Continued expansions in international aluminum wheels Czech Republic Brazil Thailand Mexico South Africa Increased ownership stake to majority position in aluminum wheel start-up joint venture in Manisa, Turkey Leverages successful, existing relationship with Inci Group Improves our ability to meet customer needs in the very important Turkish and European markets as well as leveraging our already strong global position Continue to execute low-cost country strategy International aluminum wheel unit sales up 11% in 2005

Aluminum Wheel Footprint Low Cost High Cost East 37 63 Low Cost High Cost East 72 28 Expansions predominantly to support fast growing local markets overseas Low Cost High Cost

Restructuring North America- Recent Asset Sales Second Quarter Equipment & Engineering business in Au Gres, MI (annual sales of $8M) Third Quarter White Pigeon, MI facility (idle) Commercial Highway Brake Controller Business (annual sales of $3M) La Mirada, California facility (idle) Fourth Quarter Cadillac, MI iron foundry facility (annual sales of $58M) Commercial Highway Hubs & Drums business unit (annual sales of $110M) North American restructuring continues

Sale of Hubs & Drums- November 2005 Completed the sale of our Commercial Highway Hub & Drum business to Precision Partners Holding Co. on November 14, 2005 Proceeds from the sale were approximately $52M and were used as follows: Prepaid $20M of Term B debt Bought back $10M of receivables sold in A/R program Retained balance of proceeds

Diversified Business Wins Secured over $300M in new and carry-over business during the first 9 months of 2005 Winning internationally not only with Japanese OEM's, but also with Korean OEM's Continued to win with Japanese transplants in North America America America America America America America Winning with Winners Winning with Winners

Summary Improved performance in a challenging environment Continue to execute strategy Restructure unprofitable operations Expand in low-cost countries Focus on cash flow

Financials

Summary 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors.

Q3 2005 vs. Q3 2004 Change in Net Sales 2004 Volume Currency Steel Recovery Other 2005 Show 545.9 604 Hide 0 545.9 552.8 563 603 Green 0 6.9 10.2 42.2 Red 0 1 ($ in millions) Int'l volume $21M North American volume($14M) (1)

Q3 2005 vs. Q3 2004 Change in EBIT (10) 0.7 (41) 10 (47) Gross Profit MG&A / R&D Impair / Other 2005 2004 Vol/price/mix ($5M) Productivity/other $6M Gain on asset sales $5M Impairments, Restructuring and other ($3M)

Segment Summary *Hubs & Drums is reflected as discontinued operations and is excluded from above. Hubs & Drums results were previously reported in the other segment.

Free Cash Flow 1 Please refer to the appendix for an explanation of why the Company's management believes this financial measure provides useful information to investors. Positive free cash flow in Q3

Liquidity

Capital Structure as of October 31, 2005 Debt Maturities ($ in millions) ($ in millions) Capital Structure *2006 debt maturity includes $24M in German A/R program, which we expect to renew annually. *Excludes pre-payments

Outlook

2005 Assumptions Vehicle production estimates 15.8 million units in North America (up 0.1M) 20.0 million units in Europe (down 0.1M) Strong commercial highway demand Class 8 truck production 320 thousand units in North America (up 20K) Trailer production 298 thousand units in North America (up 14K) 2005 Steel Outlook Steel contracts with suppliers in place Negotiated significant recovery from customers to help mitigate overall impact of higher raw material prices

2005 Outlook ($ in millions) Change Loss of Q4 H&D ($3M) Volume ($4M) Utilities / other ($3M)

2006 Outlook The following are goals for 2006: Positive Free Cash Flow Capital Expenditures < $100M Due to uncertainty in the North American market, financial guidance for 2006 will not be provided at this time.

Appendix

Non-GAAP Financial Information Adjusted EBITDA1 1 Please refer to slide 31 for an explanation of why the Company's management believes this financial measure provides useful information to investors.

2005 Financial Outlook

2005 Financial Outlook - Guidance Less Discontinued Operations

Non - GAAP Financial Measures Free Cash Flow: Free cash flow is used by management as a non-GAAP financial measure because it identifies the amount of cash available to meet principal debt amortization requirements, pay dividends to stockholders, or make corporate investments.

Financial Measures Adjusted EBITDA: EBITDA, a measure used by management to measure operating performance, is defined as earnings from operations plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude: (i) asset impairment losses and other restructuring charges; (ii) reorganization items; and (iii) other items. We reference these non-GAAP financial measures as a management group frequently in our decision making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Institutional investors generally look to Adjusted EBITDA in measuring performance, among other things. We use Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. In addition, incentive compensation for management is based on Adjusted EBITDA. We are disclosing these non-GAAP financial measures in order to provide transparency to investors. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to earnings from operations as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, these presentations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.